UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 28, 2006
NACCO INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-9172	34-1505819

(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive, Cleveland, OH	44124-4017

(Address of Principal Executive Offices)	(Zip Code)
(440) 449-9600

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On February 28, 2006, NACCO Industries, Inc. issued a press release announcing the unaudited quarter ended and audited year ended December 31, 2005 financial results, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K.
     This Current Report on Form 8-K and the information attached hereto are being furnished by the Company pursuant to Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     As described in Item 2.02 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.
     (c) Exhibits
99	NACCO Industries, Inc. fourth quarter and year ended December 31, 2005 earnings release, dated February 28, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.

By:	/s/ Kenneth C. Schilling

Name: Kenneth C. Schilling
Title: Vice President and Controller
Date: February 28, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99	NACCO Industries, Inc. fourth quarter and year ended December 31, 2005 earnings release, dated February 28, 2006.